AMENDMENT NO. 2 TO JOINT VENTURE AGREEMENT OF VICTORIA PARTNERS

               This Amendment No. 2 to Joint Venture Agreement of Victoria Partners (the "Amendment"), dated as of September 25, 1995, is entered into with reference to the Joint Venture Agreement of Victoria Partners, dated as of December 9, 1994, as amended by Amendment No. 1 thereto dated as of April 17, 1995 (as so amended, the "Joint Venture Agreement"), by and between MRGS Corp., a Nevada corporation ("MR Sub"), and Gold Strike L.V., a Nevada general partnership ("Gold Strike"). Capitalized terms used but not defined in this Amendment are used with the meanings set forth for such terms in the Joint Venture Agreement.

                                      PREAMBLE

               WHEREAS, MR Sub and Gold Strike desire to amend certain terms and provisions of the Joint Venture Agreement as provided herein, and in all other respects to confirm the terms and provisions of the Joint Venture Agreement.

               NOW, THEREFORE, MR Sub and Gold Strike agree as follows:

               1.   AMENDMENT TO  SECTION  4.1.   The  fourth  sentence  of
          Section 4.1 of the Joint Venture Agreement is amended to read in its entirety as follows:

                    "In any event, without  the approval of each  Venturer,
               the aggregate principal amount of Construction Financing and all other Joint Venture indebtedness outstanding at any time shall not exceed $210,000,000."

               2.   CONFIRMATION.   In all  other respects,  the terms  and
          provisions of the Joint Venture Agreement are hereby confirmed and shall remain unchanged and in full force and effect.

               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

          MRGS CORP., a Nevada corporation

          By:     DANIEL R. LEE
                  __________________________________________
                  Daniel R. Lee
                  Chief Financial Officer


          GOLD STRIKE L.V., a Nevada general partnership


          By:     M.S.E. Investments, Inc., a Nevada corporation
          Title:  General Partner


          By:     MICHAEL S. ENSIGN
                  __________________________________________
                  Michael S. Ensign
                  President

                             Exhibit 10.4